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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                           May 19, 2003 (May 16, 2003)
                Date of Report (Date of earliest event reported)


                            TYLER TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-10485                   75-2303920
     (State or other                 (Commission              (I.R.S. Employer
     jurisdiction of                 File Number)            Identification No.)
     incorporation or
      organization)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                    (Address of principal executive offices)

                                 (972) 713-3700
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

On May 16, 2003, Tyler Technologies, Inc. issued the news release attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits

         99.1     News Release issued by Tyler Technologies, Inc. dated May 16,
                  2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TYLER TECHNOLOGIES, INC.




Date:    May 19, 2003            By: /s/ Theodore L. Bathurst
                                     ------------------------------------------
                                     Theodore L. Bathurst
                                     Vice President and Chief Financial Officer
                                     (principal financial officer)